MFS(R) GROWTH OPPORTUNITIES FUND

                      Supplement to the Current Prospectus

Effective October 31, 2003, the Portfolio Manager section of the MFS Growth Opportunities Fund prospectus is hereby restated as follows:

         This fund is managed by Gregory Locraft, an MFS Vice President who became the portfolio manager of the fund effective October 31, 2003. Mr. Locraft has been employed in the MFS investment management area since 1998.



                The date of this Supplement is November 24, 2003.